SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2008

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

(Exact name of registrant as specified in charter)

Virginia	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Tappahannock Blvd., Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 21, 2008 BOE Financial Services of Virginia, Inc. (“BOE”) issued a press release announcing that BOE’s shareholders approved the previously announced Agreement and Plan of Merger dated as of December 13, 2007, by and between BOE and Community Bankers Acquisition Corp. (“CBAC”) at BOE’s special meeting of shareholders held on May 21, 2008. The press release is attached as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibit

99.1	Press Release dated May 21, 2008 regarding shareholder approval of the proposed merger with Community Bankers Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

DATE: May 21, 2008	By:	/s/ BRUCE E. THOMAS
Bruce E. Thomas
Secretary, Senior Vice President & Chief Financial Officer